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                                                      EXHIBIT 10.9

                                 CONSULTING AGREEMENT
                                 --------------------

                    This AGREEMENT is entered into as of April 1, 1994 between Wallace Barnes ("Barnes") and Barnes Group Inc. ("BGI").

                    WHEREAS, the consulting agreement between the parties hereto dated April 1, 1991 has expired; and

                    WHEREAS, BGI desires to retain Barnes' services as a consultant for a period of two additional years;

                    NOW, THEREFORE, the parties agree as follows:

          1.   Consulting Services.  During the term of this Agreement,
               -------------------
               Barnes shall provide the following services to BGI:

               a. represent BGI in business-related organizations specified by BGI;

               b. assist BGI in its developing relationship with NHK Spring Co., and participate in meetings of the Board of Directors of NHK-Associated Spring Suspension
                    Components Inc.;

               c. participate in managers' meetings and employee func-tions as reasonably requested by the President of BGI;

               d. provide advice to the President and other senior officers of BGI; and

               e. provide such other services as the President of BGI reasonably requests.

          2.   Fees.  Barnes shall be paid $60,000 per year for the
               ----
               services specified above. Payments shall be in monthly installments and shall be made on or about the first day of

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               the month.  In addition, BGI will pay all reasonable
               expenses that Barnes incurs in connection with the services provided hereunder.

          3.   Term.  This Agreement shall be for a term commencing April
               ----
               1, 1994 and ending March 31, 1996; provided, however, that this Agreement may be cancelled by either party upon 30 days written notice if either party determines that there is a change in circumstances which limits the availability of Barnes to perform the services specified herein.

          4.   Independent Contractor.  Barnes will perform the services
               ----------------------
               specified above as an independent contractor and not as an employee of BGI, and Barnes will not be eligible to partici-pate in any of the benefit programs applicable to BGI employees.

                    IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.



          BARNES GROUP INC.


          By:/s/ A. Stanton Wells            /s/ Wallace Barnes
             ---------------------------     ------------------------------
             A. Stanton Wells                Wallace Barnes


          P:\...\BD-CORR\WBCONSLT


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